UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 1, 2006


                      VIRTUALHEALTH TECHNOLOGIES, INC.
             -----------------------------------------------------
             (exact name of registrant as specified in its charter)



      Delaware                       000-17520                75-227-6137
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


P.O. Box 12012
Lexington, Kentucky                                               40579
- --------------------------------------                  ----------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (859) 321-2466


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)


------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     (b) Pro forma financial information.


                        VIRTUALHEALTH TECHNOLOGIES, INC.
                          MEDICAL OFFICE SOFTWARE, INC.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [Unaudited]

     The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of VirtualHealth Technologies, Inc., a Delaware corporation (formerly known as Equity Technologies and Resources, Inc.) (the "Company") as of September 30, 2006 and the balance sheet of Medical Office Software Inc, a Florida corporation ("MOS") as of September 30, 2006 accounting for the transaction as a reorganization of MOS in a manner similar to a reverse purchase with the issuance of common stock of the Company for all the issued and outstanding shares of the MOS and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of September 30, 2006.

     The following unaudited proforma condensed combined statement of operations combines the results of operations of the Company for the six months ended September30, 2006 and the results of operations of MOS for the six months ended September 30, 2006 as if the transaction had occurred at the beginning of the periods.

     The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of the Company as of December 31, 2005 and the balance sheet of MOS as of December 31, 2005 accounting for the transaction as a reorganization of MOS in a manner similar to a reverse purchase with the issuance of common stock of the Company for all the issued and outstanding shares of the MOS and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the end of the period. The transaction was not completed as of December 31, 2005.

     The following unaudited proforma condensed combined statement of operations combines the results of operations of the Company for the year ended December 31, 2005 and the results of operations of MOS for the year ended December 31, 2005 as if the transaction had occurred at the beginning of the periods.

     The pro forma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of the Company and MOS. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.







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



     On September 12, 2006 VirtualHealth  Technologies,  Inc. and Medical Office
Software signed a Letter of Intent for VirtualHealth Technologies, Inc. to purchase 51% of Medical Office Software, the transaction was completed on October 1, 2006.

     Medical Office Software, Inc., a medical software developer, distribution and service company located in South Florida, currently has an estimated $2 million in annual sales.

     MOS. provides products and services to the physician and healthcare provider market including practice management services, electronic transactions services, pre-packaged pharmaceuticals, and EMRs (electronic medical records).

     VirtualHealth plans to incorporate MOS in its controlled prescription drug monitoring program, Veriscrip(TM) initiatives in addition to expanding its products and services to physicians and healthcare providers. It will also explore ways to use the unique security technology in its Envoii Healthcare subsidiary to further MOS's product offerings.













                [Balance of this page intentionally left blank.]

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                        AND MEDICAL OFFICE SOFTWARE, INC.
                    PROFORMA CONDENSED COMBINED BALANCE SHEET
                               September 30, 2006
                                     ASSETS
                                   [Unaudited]

                                            VirtualHealth      Medical Office
                                         Technologies, Inc.     Software, Inc.       Proforma
                                            June 30, 2006       June 30, 2006         Increase         Proforma
                                              [Company]             [MOS]            (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
ASSETS:
    Cash                                 $           1,783    $         59,533      $            -    $      61,316
    Receivables                                          -             348,268                              348,268
    Deposits                                         8,050                                                    8,050
     Property and Equipment, Net                     7,044                                                    7,044
    Investment in subsidiary                       500,000                   -                              500,000
    License RXNT                                   100,000                                                  100,000
    License, Net                                    31,233                                                   31,233
                                          ----------------    ----------------      --------------    -------------
                                          $        640,060    $        415,851      $            -    $   1,055,911
                                          ----------------    ----------------      --------------    -------------
LIABILITIES AND STOCKHOLDERS'
 (DEFICIENCY)

LIABILITIES:
    Accounts payable                      $         69,558    $        975,404      $            - $      1,044,962
    Accounts payable-related party                 761,358              70,000                              831,358
    Accrued expenses                               166,537               6,228                              172,765
    Notes payable                                   17,600                   -                   -           17,600
                                          ----------------    ----------------      --------------    -------------
       Total Liabilities                         1,015,053           1,051,632                   -        2,066,685
                                          ----------------    ----------------      --------------    -------------
STOCKHOLDERS' (DEFICIENCY):
    Preferred stock                                     70                   -                                   70
    Common stock                                                           500                                  500
    Common stock, Class A                           39,697                   -                               39,697
    Additional paid in capital                  25,198,618             328,264                           25,526,882
    Retained Deficit                            (8,390,740)                  -                           (8,390,740)
    Deficit accumulated during
          development stage                    (14,921,807)           (861,564)                         (15,783,371)
    Retained Earnings                           (2,300,831)           (102,981)                          (2,403,812)
                                          ----------------    ----------------      --------------    -------------
       Total Stockholders' (Deficiency)           (374,993)           (635,781)                  -       (1,010,774)
                                          ----------------    ----------------      --------------    -------------
Total Liabilities and
    Stockholders' Deficiency              $        640,060    $        415,851      $            -    $   1,055,911
                                          ================    ================      ==============    =============

         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                        AND MEDICAL OFFICE SOFTWARE, INC.
               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   [Unaudited]

                                            VirtualHealth      Medical Office
                                         Technologies, Inc.     Software, Inc.
                                             For the Six         For the Six
                                            Months Ended        Months Ended        Proforma
                                            June 30, 2006       June 30, 2006       Increase         Proforma
                                              [Company]             [MOS]          (Decrease)        Combined
                                          ----------------    ----------------     --------------    -------------
REVENUE                                   $              -    $      1,435,042     $            -    $   1,435,042
                                          ----------------    ----------------     --------------    -------------
COST OF GOODS SOLD                                                     376,221                             376,221
NET REVENUE                                                         10,058,821                          10,058,821
EXPENSES:
    General and administrative                     378,357           1,161,802                           1,540,159
                                          ----------------    ----------------     --------------    -------------
    Total Expenses                                 378,357           1,161,802                           1,540,159
                                          ----------------    ----------------     --------------    -------------
INCOME (LOSS) FROM OPERATIONS                     (378,357)           (102,981)                           (481,338)
                                          ----------------    ----------------     --------------    -------------
OTHER INCOME (EXPENSE)
    Interest expense                              (115,206)                                               (115,206)
                                          ----------------    ----------------     --------------    -------------
    Total Other Income (Expense)                  (115,206)                                               (115,206)

INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                      (493,563)            (102,981)                          (596,544)

PROVISION FOR INCOME TAXES                               -                    -                                  -
                                          ----------------    ----------------     --------------    -------------
INCOME (LOSS) FROM
    CONTINUING OPERATIONS                         (493,563)            (102,981)                          (596,544)
                                          ----------------    ----------------     --------------    -------------
DISCONTINUED OPERATIONS                                  -                   -                  -                -
                                          ----------------    ----------------     --------------    -------------
NET INCOME (LOSS)                         $       (493,563)   $       (102,981)    $            -    $    (596,544)
                                          ----------------    ----------------     --------------    -------------

BASIC NET (LOSS) PER COMMON SHARE (Note 4)                                                           $        (.01)
                                                                                                     -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                        AND MEDICAL OFFICE SOFTWARE, INC.
                    PROFORMA CONDENSED COMBINED BALANCE SHEET
                                December 31, 2005
                                     ASSETS
                                   [Unaudited]

                                            VirtualHealth      Medical Office
                                         Technologies, Inc.    Software, Inc.        Proforma
                                            Dec 31, 2005       Dec 31, 2005          Increase         Proforma
                                              [Company]            [MOS]            (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
ASSETS:
    Cash                                  $            391    $         18,058      $            -    $      18,449
    Receivables                                        500             284,219                              284,719
    Deposits                                                             8,100                                8,100
    Property and equipment                           7,044                                                    7,044
    Intangibles - licenses                         131,233                                                  131,233
                                          ----------------    ----------------      --------------    -------------
                                          $        139,168    $        310,377      $                 $     449,545
                                          ----------------    ----------------      --------------    -------------
LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)

LIABILITIES:
    Accounts payable                      $        631,773    $        125,266      $                 $     757,039
    Accounts payable-related party                                     812,248                              812,248
     Accrued Payroll                                                    57,416                               57,416
     Dividends payable                              33,750                                                   33,750
    Accrued expenses                               988,276              40,449                            1,028,725
    Notes Payable                                1,896,157                                                1,896,157
                                          ----------------    ----------------      --------------    -------------
       Total Liabilities                         3,549,956           1,035,379                            4,585,335
                                          ----------------    ----------------      --------------    -------------
STOCKHOLDERS' (DEFICIENCY):
    Preferred stock                                     70                   -                                   70
    Common stock, Class A                           14,389                   -                               14,389
    Common stock                                     1,000                 500                               ,1,500
    Additional paid in capital                  21,693,970             328,264                           22,022,234
    Retained Deficit                            (8,390,740)                  -                           (8,390,740)
    Deficit accumulated during
          development stage                    (16,729,477)         (1,053,766)                         (17,783,243)
                                          ----------------    ----------------      --------------    -------------
       Total Stockholders' (Deficiency)         (3,410,788)           (725,002)                          (4,135,790)
                                          ----------------    ----------------      --------------    -------------
Total Liabilities and
      Stockholders' Deficiency            $        139,168    $        310,377      $            -    $     449,545
                                          ----------------    ----------------      --------------    -------------


         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                        AND MEDICAL OFFICE SOFTWARE, INC.
               PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   [Unaudited]

                                            VirtualHealth       Medical Office
                                         Technologies, Inc.      Software, Inc.
                                               For the            For the
                                             Year Ended         Year Ended           Proforma
                                            Dec 31, 2005       Dec 31, 2005          Increase         Proforma
                                             [Company]            [MOS]              (Decrease)        Combined
                                          ----------------    ----------------      --------------    -------------
REVENUE                                   $         15,616    $      1,560,843      $                 $   1,576,459
COST OF GOODS SOLD                                                     778,120                              778,120
                                          ----------------    ----------------      --------------    -------------
NET REVENUE                                         15,616             782,723                              798,339
EXPENSES:
    General and administrative                     595,711           1,458,785                            2,054,496
                                          ----------------    ----------------      --------------    -------------
    Total Expenses                                (595,711)         (1,458,785)                          (2,054,496)
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM OPERATIONS                     (580,095)           (676,062)                          (1,256,157)
                                          ----------------    ----------------      --------------    -------------
OTHER INCOME (EXPENSE)
Other Income                                           341                                                      341
Interest expense                                  (133,551)                                                (133,551)
Disposition of Assets                              (16,547)                                                 (16,547)
                                          ----------------    ----------------      --------------    -------------
    Total Other Income (Expense)                  (149,757)                                                (149,757)

INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES                      (729,852)           (676,062)                          (1,405,914)

PROVISION FOR INCOME TAXES                               -                   -                                    -
                                          ----------------    ----------------      --------------    -------------
INCOME (LOSS) FROM
    CONTINUING OPERATIONS                         (729,852)            (676,062)                        (1,405,914)
                                          ----------------    ----------------      --------------    -------------
DISCONTINUED OPERATIONS                                  -                   -                                    -
                                          ----------------    ----------------      --------------    -------------
NET INCOME (LOSS)                         $       (729,852)   $       (676,062)     $            -    $  (1,405,914)
                                          ----------------    ----------------      --------------    -------------

BASIC NET (LOSS) PER COMMON SHARE (Note 4)                                                           $        (.01)
                                                                                                     -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.

                        VIRTUALHEALTH TECHNOLOGIES, INC.
                        AND MEDICAL OFFICE SOFTWARE, INC.

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [Unaudited]


NOTE 1 - VIRTUALHEALTH TECHNOLOGIES, INC.

     VirtualHealth Technologies, Inc. (the "Company") was organized under the laws of the State of Delaware on March 4, 1988. The Company was formed to seek potential business opportunities. The Company discontinued its previous operations during 1993 and re-entered the development stage on January 1, 1994.


NOTE 2 - MB HOLDING CORP.

     MB Holding Corp. ("MBH") was organized under the laws of the State of Nevada on July 11, 1997. MBH owns VPS Holdings, LLC and Envoii Healthcare
     LLC and 49% of  Medical  Office  Software  Inc.  VPS  Holdings,  LLC,  is a
     software development company with its primary business being the development of secure transactions for real-time government Prescription Drug Tracking programs within the healthcare industry which are compliant with the guidelines of HIPAA (Health Insurance Portability and Accountability Act). Envoii Healthcare LLC's initial application has been developed for use in the pharmacy field. This application utilizes a front-end platform designed around Envoii's operating system enabling private information to be transferred in a secure and encrypted envelope, only viewable to the parties for whom it was originally intended. The company believes that the opportunity for this type of application extends beyond the initial pharmacy offering and it will seek to develop or partner with other companies to bring this type of HIPAA compliant application to other areas of the healthcare industry. Medical Office Software, Inc. provides products and services to the physician and healthcare provider market including practice management services, electronic transactions services, pre-packaged pharmaceuticals, and EMRs (electronic medical records).

     As of October 1, 2006 MBH purchased the reaming 51% of Medical Office Software Inc. The purchase price for the Shares shall be 1,400,000 Rule 144 common shares of VirtualHealth Technologies, Inc., which shares shall be delivered at the Closing. The purchase price for the Seller's Shares shall be a $900,000, two year convertible note. The Convertible Note represents the replacement of all the debt on the September 30th 2006 Medical Office Software, Inc. attached financials, Said Promissory Note can be converted into 450,000 shares of VirtualHealth Technologies, Inc. common stock after one year.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        VirtualHealth Technologies, Inc.

Date:  December 11, 2006
                               /s/Scott A. Haire
                               -------------------------
                               Scott A. Haire
                               Chairman of the Board
                               Chief Executive Officer




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